UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 30, 2011
Date of report (Date of earliest event reported)

Feihe International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
(Address of principal executive offices, including Zip Code)

+86 (10) 8457-4688
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 30, 2011, Feihe International, Inc. (the “Company”) filed a Form 8-K (the “Prior Filing”) regarding the closing of the sale of two of its subsidiaries, which operate dairy farms (the “Transactions”).  The Prior Filing indicated that the Company was assessing the accounting treatment for the Transactions to determine whether they qualify as business disposals and indicated that pro forma financial information, if required, would be provided once such assessment is completed.  On November 2, 2011, the Company filed a Form 8-K regarding, among other things, an amendment to the agreement pursuant to which the Transactions occurred, which impacted this assessment.  In light of the amendment, the Company has concluded that the Transactions constituted dispositions requiring pro forma financial information, with a disposal date for accounting purposes of October 31, 2011.  The Company is filing this Amendment No. 1 to the Prior Filing solely to provide pro forma financial information with respect to the Transactions.

No other changes have been made to the Prior Filing.  This Amendment No. 1 does not reflect any other events, nor does it modify or update in any other way any other disclosures made in the Prior Filing.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheets as of September 30, 2011;
•	Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and 2010 and for the years ended December 31, 2010, 2009 and 2008; and
•	Notes to unaudited pro forma condensed consolidated financial information.

(d) Exhibits.

Exhibit	Description
99.1
The following unaudited pro forma condensed consolidated financial information:
•       Unaudited pro forma condensed consolidated balance sheets as of September 30, 2011
•       Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011and 2010 and for the years ended December 31, 2010, 2009 and 2008
•       Notes to unaudited pro forma condensed consolidated financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Leng You-Bin
Leng You-Bin
Chairman and CEO

Date: November 21, 2011

INDEX TO EXHIBITS

Exhibit	Description
99.1
The following unaudited pro forma condensed consolidated financial information:
•    Unaudited pro forma condensed consolidated balance sheets as of September 30, 2011
•    Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and 2010 and for the years ended December 31, 2010, 2009 and 2008
•    Notes to unaudited pro forma condensed consolidated financial information